CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of Global Seed Corporation (the “Company”) on Form 10-Q for the period ended December 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “report”),

I, Su Zhi Da, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  Global Seed Corporation

Date: February 8, 2016	/s/ Su Zhi Da
Su Zhi Da
Chief Financial Officer/Chief Executive Officer